UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 1, 2005

THE DRESS BARN, INC.
(Exact name of registrant as specified in its charter)

Connecticut
(State or other Jurisdiction of Incorporation)

0-11736	06-0812960
Commission File	(I.R.S. Employer
Number)	Identification No.)

30 Dunnigan Drive, Suffern, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(845) 369-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ss General Instruction A.2. below):

□	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 1, 2005, The Dress Barn, Inc. (“The Company”) issued a press release disclosing its sales results for its fiscal month of August 2005. A copy of this press release is furnished as Exhibit No. 99.1 to this Form 8-K.

ITEM 8.01. OTHER EVENTS

The Dress Barn Inc. issued a press release announcing that the Company will be presenting at the Roth Capital Partners New York Conference on Thursday, September 8, 2005. A copy of this press release is furnished as Exhibit No. 99.2 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release of The Dress Barn, Inc. issued September 1, 2005. The Dress Barn, Inc. Reports Strong August Sales Results

99.2	Press Release of The Dress Barn, Inc. issued September 1, 2005. Dress Barn Announces Participation in the Roth Capital Partners New York Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DRESS BARN INC.
(Registrant)

Date: September 1, 2005

BY: /S/ ARMAND CORREIA
Armand Correia
Senior Vice President
(Principal Financial
and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The Dress Barn, Inc. issued September 1, 2005. The Dress Barn, Inc. Reports Strong August Sales Results

99.2	Press Release of The Dress Barn, Inc. issued September 1, 2005. Dress Barn Announces Participation in the Roth Capital Partners New York Conference